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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Flow International Corporation, a Washington corporation (the "Company"), on Form 10-K for the year ending April 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen D. Reichenbach, Principal Financial Officer of the Company, certify, pursuant to (S)906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S)1350), that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ STEPHEN D. REICHENBACH
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Stephen D. Reichenbach
Principal Financial Officer
July 29, 2003